                                                                    Exhibit 10.8

                                     LEASE
                                     -----

     This Lease is made and entered into this 31st day of March, 1998, by and between Executive Tower of Colorado Springs, LLC ("Landlord"), and Cheap Tickets, Inc. ("Tenant").

Premises

     1.1 Landlord leases to Tenant approximately 12,226 square feet of rentable (10,540 net usable) floor space at 2864 South Circle Drive, Colorado Springs, Colorado 80906 (the "Building"), to be known as Suite 700 (the "Premises") as marked on Exhibit "A" attached hereto and by reference incorporated herein, to be used as General Office Space and for no other purposes, on the terms and conditions set forth herein.

Term

     2.1 The term of this Lease shall be for Five (5) years and Six (6) months commencing April 1, 1998, or such other date set forth in Article 8 herein, and shall end September 30, 2003, unless sooner terminated pursuant to any of the provisions of this Lease.

Base Rent and Common Area Facilities

     3.1 Tenant agrees to pay to Landlord at the principal office of Landlord, or to such other place or party as may be designated from time to time by Landlord, as Base Rent for the Premises, without setoff, abatement or deduction, and without demand, the total sum of $663,255.00 payable as follows:

     04/01/98 - 09/30/98  $51,960.00 in equal monthly installments of $8,660.00;
     10/01/98 - 09/30/99  $110,034.00 in equal monthly installments of $9,169.50;
     10/01/99 - 09/30/00  $116,148.00 in equal monthly installments of $9,679.00;
     10/01/00 - 09/30/01  $122,256.00 in equal monthly installments of $10,188.00;
     10/01/01 - 09/30/02  $128,373.00 in equal monthly installments of $10,697.75;
     10/01/02 - 09/30/03  $134,484.00 in equal monthly installments of $11,207.00.

     The first payment shall be due and payable upon full execution of Lease and shall be applied to the rent due for April 1, 1998, with successive payments due on the first day of each month thereafter. Years are the successive twelve month periods following the Commencement Date. The obligation of Tenant for the payment of Base Rent shall survive the termination of this Lease.

     3.2 This Lease is made on a triple net basis, and Base Rent is not intended to cover property taxes, building insurance and other common operating expenses allocable to the Premises. The term "Common Area" means all areas and facilities furnished, maintained, and managed by Landlord in, upon or in connection with the Demised Premises and designated for the general use, in common, of Tenant and other occupants of the building, including, but not limited to, parking areas (including re-striping), streets, sidewalks, roadways, walks, curbs, loading platforms/areas, the building signs, roofs, elevators, washrooms, toilets, shelters, storage areas, ramps, landscaped areas, the storm drainage system and utility lines, and other similar facilities (except for those items of maintenance and repairs specifically set forth in this Lease which shall be the sole obligation of Tenant). The areas and facilities comprising the Common Area may be expanded, contracted, improved or changed by Landlord from time to time as deemed desirable, and shall at all times be subject to the exclusive control and management of Landlord, who agrees to operate and maintain the same pursuant to the terms and provisions of this Lease. Furthermore, Landlord shall have the right from time to time to make rules and regulations pertaining to and necessary for the proper operation and maintenance of the Common Areas.

     3.3 For the purpose of this Article 3, Landlord's operating costs for the Common Area Maintenance ("CAM") is defined as including all costs and expenses deemed necessary or appropriate by Landlord incurred in operating and maintaining the Common Area, including, without limitation, wages and salaries of all employees engaged in the operation, maintenance or security of the Building, including taxes, insurance, and benefits related thereto; all supplies and materials used in operation and maintenance of the Building; cost of all utilities for the Building, including but not limited to the cost of water, power, heating, lighting, air conditioning, ventilating, sewer and trash disposal; cost of all maintenance (except for those items of maintenance and repairs specifically set forth in the Lease which shall be the sole obligation of Tenant), Building management and service agreements for the Building and the equipment therein, including alarm service, janitorial service for the Building's common areas (however, no janitorial service to the Premises is provided), window cleaning, security service, elevator maintenance, and ground maintenance, including but not limited to parking lot maintenance; cost of all insurance relating the Building, including the cost of causality and liability insurance applicable to the Building and Landlord's personal property used in connection therewith; cost of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance applicable to the Building and Landlord's personal property used in connection therewith); cost of repairs and general maintenance (excluding repairs and general maintenance paid by proceeds of insurance, by Tenant or by other third parties, and alterations attributable solely to tenants of the Building); amortized cost of installation of capital investment items, however not to include any Tenant finish, but does include the parking lot, common areas, and/or roof, and any items required by government order; any reasonable management fee for general operation and management of the Building, which is calculated as a percentage of gross rentals plus a base fee; and all real estate taxes and assessments and special assessments imposed upon the Building by any governmental bodies or authorities, and all charges specifically imposed in lieu of such taxes. The term "taxes" as used in Article 3.2 shall not include state, local or federal personal and corporate income taxes measured by the income of Landlord, estate and inheritance taxes, franchise, succession and transfer taxes; interest on taxes and penalties resulting from failure to pay real estate taxes; and ad valorem taxes on Landlord's personal furniture and furnishings, and on Landlord's leasehold improvements to the extent that same exceed standard building allowance.

     3.4 Tenant shall pay to Landlord monthly, as Additional Rent, its proportionate share of CAM. Tenant's proportionate share of the CAM shall be an amount determined by multiplying the total of the Common Area Costs by a fraction, the numerator of which shall be the number of square feet of rentable space in the Premises (as established in Article 1.1), and the denominator of which shall be the total of the gross leasable square feet in the Building. The first year estimate of CAM expenses shall be $4.30 per square-foot and said CAM payment shall commence April 1, 1998.

     3.5 Landlord shall estimate the cost for operating and maintaining the Common Areas annually, shall notify Tenant of such estimate, and Tenant shall pay its proportionate share of such estimate in equal monthly installments commencing on the first day monthly installments of Base Rent are due following such notification. Within a reasonable time following the end of each Lease Year, Landlord shall notify Tenant in writing of the actual CAM for the preceding year. In the event that Tenant has paid more than its proportionate share of the CAM during the preceding year, such excess shall be credited by Landlord against Tenant's obligation to pay its proportionate share of CAM in the following year. In the event Tenant has paid less than its proportionate share of the CAM, Tenant shall pay such deficiency to Landlord within ten (10) days of receipt of the statement for such deficiency. Failure by Landlord to notify Tenant of the actual CAM for the preceding year within a reasonable time shall not be deemed a waiver by Landlord of its right to adjust such costs and collect any deficiency from Tenant.

Additional Rent

     4.1 Tenant shall pay Landlord as Additional Rent those charges in respect to Common Area Costs and such other sums as are required to be paid by Tenant under this Lease, herein called "Additional Rent". Any such charges or sums shall be deemed to be rent and shall be payable in the manner provided and recoverable as rent, and Landlord shall have all rights specified in this Lease against Tenant for default in payment thereof as in the case of arrears of rent.

Late Charges

     5.1 If Tenant fails to make any installments of Base Rent, Additional Rent or any other sum due Landlord hereunder within ten (10) days after such amount is due, then such late payments shall bear a late charge equal to eighteen percent (18%) of the delinquent payment due. Failure or delay of Landlord in connection with this paragraph shall not constitute a waiver or renunciation of its rights therein.

Security for Performance of Lease

     6.1 On the date of the execution of this Lease, Tenant shall deposit with Landlord the sum of $8,500.00 as security for the full and faithful performance by Tenant of the terms of this Lease. Landlord may use, apply, or retain the whole or any part of said security to the extent required for the payment of any rent as to which Tenant is in default, or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect to any of the terms of this Lease. Any sums so used or applied by Landlord from said security deposit shall immediately be repaid by Tenant to Landlord after notice. Upon termination of this Lease, Landlord shall return to Tenant within 60 (sixty) days the security deposit herein above provided for, less any sums used or applied upon any default and not reimbursed. In the event of a bona fide sale subject to this Lease, Landlord shall have the right to transfer the security deposit to the purchaser, and upon such transfer Landlord shall be released by Tenant from all liability for the return of such security.
Purchaser shall be required to comply with the terms and conditions of this Lease.

Improvements and Finish

     7.1 Landlord shall provide Tenant with the construction and finish of the interior of the Premises pursuant to plans and specifications which shall be mutually approved in writing by Landlord and Tenant and which shall be based upon a scaled floor plan design and those specifications attached hereto as Exhibit "C".

Possession

     8.1 Tenant may take possession of the Premises upon full execution of the Lease.

     8.2 Possession of the Premises shall be deemed delivered when tendered for occupancy, and the tenant improvements agreed to between Landlord and Tenant have been substantially completed. Tenant agrees to take possession upon substantial completion. If only minor or insubstantial details or construction, decoration, or mechanical adjustments remain to be completed on the Premises then the payment of rent under the Lease will commence on the commencement date set forth in the Lease regardless of any contrary provisions of the Lease. If a delay in substantial completion shall be due to special work, changes, alterations, or additions to the Premises required by or made by Tenant; or if such delay is due to Tenant's delay or default in submitting plans, supplying information, approving plans or specifications, or authorizing changes or otherwise; or if such delay is caused by any other delay or default of Tenant, the Premises shall be deemed substantially complete and ready for occupancy on the commencement date.

Acceptance of Premises

     9.1 By occupying the Premises, Tenant accepts the same and acknowledges that the Premises are in the condition called for hereunder, unless Tenant furnishes Landlord with a notice in writing specifying any defect in the Premises within ten (10) days after taking possession thereof.

Use

     10.1 Tenant will occupy the Premises for General Office Space and for no other purpose. Tenant will not use or permit in the Premises anything that will increase the rate of fire insurance thereon or which would prevent Landlord from obtaining reduced rates for long term insurance policies, or maintain anything that may be dangerous to life or limb, or in any manner, deface, injure, or commit waste in, on, or about said Building or any portion thereof, or overload the floors or permit any objectionable noise or odor to escape or be emitted from said Premises, or permit anything to be done upon the Premises in any way tending to create a nuisance or to disturb any other tenants of the Building, or to injure the reputation of the Building or to use or permit the use of the Premises for lodging or sleeping purposes, or for any immoral or illegal purposes. Tenant will comply, at Tenant's own cost and expense, with all orders, notices, regulations, or requirements of any municipality, state or other governmental authority respecting the use of the Premises unless such cost or expense is due to Landlord's failure to construct the building in accordance with such governmental requirements.

Services

     11.1 Landlord shall furnish adequate common area services during normal business hours as set forth in the rules and regulations attached hereto as Exhibit "B". The business hours may be changed to other reasonable hours as solely determined by Landlord, or such shorter periods as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency. Landlord shall not be liable for the stoppage or interruption of any said services or for the utilities, caused by riots, strikes, labor disputes, accidents, necessary repairs or any conditions beyond Landlord's control. Landlord shall be the sole judge as to the amount and kind of services and utilities to be provided under the provisions hereof, and any additional services or utilities required by Tenant shall be at Tenant's sole cost and expense. Tenant agrees not to connect to or alter any utilities or equipment provided by Landlord without obtaining Landlord's prior written consent.

     11.2 If, upon the request of Tenant, Landlord furnishes Tenant with any additional services not described hereinabove as services normally furnished by Landlord, Tenant shall pay Landlord for such additional services at the prevailing wage and material rates in Colorado Springs, Colorado, plus 15% at the time said services are performed. Charges for such additional services shall be deemed to be Additional Rent, and may be collected by Landlord as provided in Article 4 above.

Security

     12.1 Landlord shall provide only such security for the Building as Landlord deems necessary, which shall not include any special measures because of the presence of Tenant or

Tenant's business. Landlord shall have no responsibility to prevent and shall not be liable to Tenant for losses due to theft, burglary or vandalism, or for damages done by unauthorized persons gaining access to the Premises. In the event Landlord contracts with an unaffiliated security service to provide security for the Building, the provisions of this article shall not preclude Tenant from seeking any claims, damages, or other reimbursement from said security service caused as a result of a breach of any obligation of said service to perform its assigned tasks.

Use of Electricity

     13.1 Tenant's use of electricity in the Premises shall be for the operation of the building standard lighting, electrical fixtures, typewriters, personal computers and other small office machines and lamps and any other equipment incidental to the Tenant's business and shall not at any time exceed the capacity of any of the electrical conductors and equipment in or serving the Premises.

     13.2 In order to ensure that such capacity is not exceeded and to avert possible adverse effect on the Building's electrical service, Tenant shall not, without Landlord's prior written consent in each instance, connect any additional fixtures, appliance or equipment (other than normal office electrical fixtures and copying machinery, lamps, typewriter, and similar small office machines) to the Building's electrical distribution system or make any alteration or addition to the electric system of the Premises existing at the commencement of the term hereof. If Landlord grants such consent, the cost of all additional risers and other equipment required therefor shall be paid as Additional Rent by Tenant to Landlord upon demand.

Alterations

     14.1 Tenant will make no alterations in or additions to the Premises without obtaining the prior written consent of Landlord which will not be unreasonably withheld and will be deemed approved if the request by Tenant is not objected to in writing by Landlord or its agent within twenty (20) days of receipt. Landlord may impose such conditions on its consent as Landlord deems appropriate.

Tenant Repairs

     15.1 If any of the elevators or other apparatus or elements of the Building used for the purpose of climate control or operation of the elevators or if the water pipes, drainage pipes, electric lighting or the room or outside walls of the Building or parking facilities of Landlord become damaged or destroyed through the negligence, carelessness or misuse of Tenant, its agents, employees or anyone permitted by Tenant to be in the Building, then the cost of the necessary repairs, replacements or alterations shall be borne by Tenant, who shall pay the same on demand to Landlord as Additional Rent.

     15.2 Tenant shall keep the Premises in as good order, condition and repair as when they were entered upon, loss by fire (unless caused by the negligence of Tenant, its agents, employees or invitees) or accident, ordinary wear and tear excepted. If Tenant fails to keep the Premises in such good order, condition and repair as required hereunder to the reasonable satisfaction of Landlord, as soon as reasonably possible after written demand, Landlord may restore the Premises to such good order and condition and make such repairs without liability to Landlord and upon completion thereof, Tenant shall pay to Landlord, as Additional Rent, upon demand, the cost of restoring the Premises to such good order and condition and of the making of such repairs.

Landlord Repairs

     16.1 Unless otherwise expressly stipulated herein, Landlord shall not be required to make any improvements to or repairs of any kind or character on the Premises during the term of this Lease, except such repairs as may be deemed necessary by Landlord for normal maintenance operations of the Building. The obligation of Landlord so to maintain and repair the Premises shall be limited to building standard items. Special leasehold improvements will, at Tenant's written request, be maintained by Landlord, and Tenant shall pay to Landlord for such maintenance as Additional Rent hereunder an amount equal to Landlord's actual costs, plus 15% of said costs to cover Landlord's overhead.

Trade and Other Fixtures

     17.1 Any and all installations, alterations, changes, additions, partitions, fixtures or improvements to the Premises, other than Tenant's trade fixtures, including, but not limiting the generality of the foregoing, wall coverings, tile, linoleum, and power wiring shall be the property of the Landlord upon any termination of this Lease. Notwithstanding anything herein contained, Landlord shall be under no obligation to repair, maintain, or insure such installation, changes, alterations, additions, partitions, fixtures, or improvements made or installed by, or on behalf of Tenant.

Lien Protection

     18.1 Tenant agrees that at no time during the term of this Lease will Tenant permit a lien or encumbrance of any kind or nature to come into existence against the Premises or the Building. If at any time a lien or encumbrance is filed against the Premises, Tenant agrees it will deposit with Landlord in cash an amount equal to one hundred fifty percent (150%) of the amount of the lien and shall leave the same on deposit with Landlord until said lien is discharged. Landlord shall have the option, but not the responsibility, to satisfy any such lien or encumbrance, and if Landlord pays any such lien or encumbrance, Tenant shall pay to Landlord as Additional Rent, the amount of such payment on the next following day when monthly installments of rent are due hereunder. If Landlord satisfies any such lien or encumbrance, it may make such payment without inquiry into the accuracy of the amount of such lien or encumbrance or the validity of the lien or encumbrance.

Insurance

     19.1 Tenant shall pay all premiums due in connection with the insurance Tenant is required to carry under the terms of this Lease and shall furnish Landlord with copies of paid receipts evidencing the payment thereof. All such policies shall be written with companies satisfactory to Landlord and authorized to do business in the State of Colorado. Landlord shall not unreasonably withhold its consent to the placement of insurance with companies proposed by Tenant, so long as the proposed companies have a rating of at least B XIII in the "Best's Key Rating Guide".

     19.2 During the term of this Lease, Tenant shall keep the Premises insured for the protection of Landlord with coverage that is normal to Tenant's business and Landlord's assignees who shall be so named as additional insured in any such policies, by maintaining bodily injury and property damage insurance including blanket contractual liability, broad form property damage, personal injury, completed operations products liability and fire damage legal liability insurance on a commercial general liability form. Such insurance shall be written on a combined single limit basis in an amount of not less than One Million Dollars ($1,000,000.00) and such higher limits as the Landlord may reasonably require from time to time. Tenant shall maintain, at his sole cost and expense, any other form or forms of insurance in amounts and for such risks as Landlord may reasonably require from time to time including, but not limited to, insurance for the full replacement cost of Tenant's personal property and fixtures located on the Premises on an open perils basis insurance against "all risks of direct physical loss". Worker's Compensation Insurance as required by statute including employer's liability insurance shall be in the limits of $100,000/$500,000/$100,000. All policies of insurance required shall name Landlord and Tenant as insured and provide that the proceeds of such insurance shall be payable to Landlord and Tenant, as their interests may appear. Tenant shall deliver to Landlord not more than thirty (30) days after execution of this Lease and thereafter at least thirty (30) days prior to expiration of such policy, Certificates of Insurance evidencing the above coverage which shall expressly provide that at least thirty (30) days prior written notice shall be given to Landlord in the event of a material alteration or cancellation of the coverage.

     19.3 If Tenant shall at any time fail, neglect, or refuse to provide and maintain such insurance, Landlord shall have the option, but shall not be required, to pay for such insurance and any amounts paid therefore by Landlord shall be deemed Additional Rent due Landlord and shall be paid by Tenant to Landlord at the next rental payment date after any such payment, with interest thereon at the rate of eighteen percent (18%) per annum at the time that such insurance is obtained.

     19.4 Tenant agrees to pay any increase in premiums of insurance carried by Landlord if, in the reasonable determination of Landlord, such increase is directly related or caused by Tenant's use of the Premises.

Waiver of Subrogation

     20.1 The parties shall obtain from their respective property insurance carriers Waivers of Subrogation against the other party agents, employees, and as to Tenant invitees. Neither party shall be liable to the other for any loss or damage caused by fire or any of the risks enumerated in the standard fire insurance policy with an extended coverage endorsement if such insurance was obtainable at the time of such loss or damage.

Casualty Damage

     21.1 In the event of fire or other casualty, against which Landlord is insured, and which is not caused by the negligence of Tenant, Base Rent shall abate in the proportion that the unusable portion of the Premises as reasonably determined by Landlord is to the total area of the Premises until the Premises are rebuilt, and upon receipt by Landlord of such insurance proceeds, Landlord agrees that it will with reasonable diligence repair the Premises, unless this Lease is terminated as provided, subject to the provisions of this article.

     21.2 If the Premises are damaged or destroyed by any cause whatsoever, and if, in the reasonable opinion of Landlord, the Premises cannot be rebuilt or made fit for the purposes of Tenant within one hundred twenty (120) days of the damage or destruction, Landlord, instead of rebuilding or making the Premises fit for Tenant, may at its option terminate this Lease by giving Tenant within sixty (60) days after such damage and destruction, notice of termination, and thereupon rent and any other payments for which Tenant is obligated shall terminate as of the date of such damage and Tenant shall immediately deliver up possession of the Premises to Landlord provided, however, that those provisions of this Lease which are designated to cover matters of termination and thereafter, shall survive the termination hereof. In the event Landlord elects to terminate this Lease pursuant to this clause Landlord shall reimburse Tenant, within 30 days of receipt of the Landlord's insurance proceeds, the unamortized portion of the Tenant Improvements.

Eminent Domain

     22.1 If the Premises or a substantial part thereof, shall be taken in eminent domain, or conveyed under threat of condemnation proceedings, then this Lease shall forthwith terminate and end upon the taking hereof as if the original term provided in said Lease expired at the time of such taking. If only such part or portion of the Premises is taken which would not substantially and materially interfere with or adversely affect the business of the Tenant conducted at the Premises, then Landlord, at Landlord's option to be exercised in writing within thirty (30) days after the taking thereof, may repair, rebuild or restore the Premises, and this Lease shall continue in effect. If, however, because of such taking, the Premises should be rendered untenantable or partially untenantable, then the rent, or a portion thereof, shall abate until the Premises shall have been restored.

     22.2 In the event that an award is made for taking of such property and parcels of the Premises or the Building in condemnation proceedings, Landlord shall be entitled to receive and retain the amounts awarded or paid for such taking or conveyance; provided, however, that Tenant shall be entitled to receive and retain such amounts as are specifically awarded to it in such proceedings because of the taking of its furniture, or fixtures, and its leasehold improvements which have not become a part of the realty. It is understood and agreed that any amounts specifically awarded in any such taking for the damage to the business of Tenant, done on the Premises and awarded to it as a result of interference with the access to the Premises or for any other damage to said business and trade done at the Premises shall be the property of Tenant, provided said award does not reduce the award to Landlord.

     22.3 It is understood and agreed that in the event of the termination of this Lease as provided under this paragraph, Tenant shall have no claim against Landlord for other value of any unexpired term of this Lease and no right or claim to any part of the award made on account thereof.

Indemnification and Waiver of Certain Claims

     23.1 Tenant hereby agrees to indemnify and hold harmless Landlord, its subsidiaries, directors, officers, agents, attorneys and employees from and against any and all damage, loss, liability, or expense including, but not limited to, attorney's fees and legal costs suffered by same directly or by reason of any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, including death resulting any time therefrom, and property damage sustained by such person or persons which arises out of, is occasioned by, or is in any way attributable to the use of occupancy of the Premises and adjacent areas by Tenant, the acts or omissions of Tenant, its agents, employees or any contractors brought onto the Premises by Tenant, except that caused by the sole negligence of Landlord or its employees and agents. Such loss or damage shall include, but not be limited to, any injury or damage to Landlord's personnel (including death resulting anytime therefrom) or real or personal property. Tenant agrees that the obligations assumed herein shall survive this Lease.

     23.2 Landlord shall indemnify, protect, defend and hold Tenant harmless from and against any and all claims, losses, costs (including without limitation attorneys' fees) or damages and from liability to any person on account of any damage to person or property to the extent caused by the negligence or willful misconduct of Landlord, its employees, directors, officers or agents or the failure of Landlord to perform its obligations under this Lease.

     23.3 Landlord shall not be liable for any damage or injury including business interruption, either proximate or remote, occurring through or caused by the carelessness, negligence or improper conduct on the part of any Tenant or anyone other than Landlord, or for any damage to person or property resulting from any condition of the Premises or other cause including, but not limited to, damage occasioned by defective electric wiring, breaking or stoppage of plumbing or sewer, whether said breakage or stoppage resulted from freezing or otherwise, not resulting from the negligence of Landlord. Tenant shall give Landlord prompt notice of any defects in the Premises.

Right of Entry

     24.1 Landlord may, upon reasonable prior notice to Tenant, exhibit the Premises to prospective tenants during the last twelve (12) months of the term, and to any prospective purchaser, mortgagee, or assignee of any mortgage on the property and to others having a legitimate interest at any time in the event of an emergency, and otherwise at reasonable times, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or the Building, as may be necessary or desirable for the safety, protection, or the preservation of the Premises or the Building of the Landlord's possessive interest therein, or as may be necessary or desirable in the operation or improvement of the Building or in order to comply with all laws, orders, and requirements of governmental or other authority. Tenant, pursuant to this Article 24, hereby waives any claim for damages for any injury to, inconvenience to or interference with Tenant's business, occupancy or quiet enjoyment of the Premises.

Surrender of Premises

     25.1 Tenant agrees to deliver, at the expiration of the term hereof, or earlier termination, the Premises in good repair and in a state of broom cleanliness, subject to ordinary wear and tear.

Default by Tenant

     26.1 The occurrence of any one or more of the following events shall constitute a breach of the Lease and default by Tenant:

          26.1.1 Failure by Tenant to pay when due any payment of rent or any other sum required to be paid by Tenant hereunder and such failure to pay continues for a period of ten (10) days from the date that such sum became due and payable;

          26.1.2 Failure of Tenant to perform any one or more of its covenants and agreements under this Lease within twenty (20) days after written notice to Tenant specifying the duties or covenants Tenant has failed to perform;

          26.1.3 If Tenant or any guarantor of Tenant's obligations under this Lease shall file a voluntary petition in bankruptcy or shall be adjudicated bankrupt or insolvent; or shall take the benefit of any relevant legislation that may be enforced for bankrupt or insolvent debtors; or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state, or other statute, law, or regulation; or if any proceeding shall be taken by Tenant or any Guarantor hereof under any relevant bankruptcy act in force in any jurisdiction available to Tenant or any Guarantor; or if any Guarantor hereof shall seek, consent, or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or any Guarantor of all or any substantial part of his properties or of the Premises, or shall make any general assignment for the benefit of creditors; or if petition shall be filed against Tenant or any Guarantor seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal, state or other statute, law or regulation and shall remain undismissed for an aggregate of sixty (60) days; or if any trustee, receiver, or liquidator of Tenant or any Guarantor hereof or of all or any substantial part of its properties or of the Premises shall be appointed without the consent of acquiescence of Tenant or any Guarantor and such appointment shall remain unvacated for an aggregate of sixty (60) days.

Remedies of Landlord

     27.1 All rights and remedies of Landlord enumerated herein shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to other remedies in this Lease provided, the Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements, or conditions of this Lease.

     27.2 Landlord shall have the right, at its election, in the event of a default by Tenant and upon giving prior written notice if required in Article 26 herein, to:

          27.2.1 Institute suit against Tenant to collect each installment of rent or other sum as it becomes due or to enforce any obligation under this Lease;

          27.2.2 Re-enter and take possession of the Premises and all personal property therein and remove Tenant and Tenant's agents and employees therefrom, and either (i) terminate this Lease and sue Tenant for damages or breach and default under the Lease; or (ii) without terminating the Lease, relet, assign, or sublet the Premises and personal property as the agent and for the account of Tenant in the name of Tenant or otherwise on such terms and conditions and for such rent as Landlord may deem best, and collect (a) the rent therefrom, provided Landlord shall, in no way, be responsible or liable for any failure to collect any rent due upon any such re-letting, and (b) an amount equal to the then present value of the Base Rent and Additional Rent provided in this Lease for the remainder of the Lease term, less the present rental value of the Premises for the remainder of the term. In so acting, Landlord shall not be deemed to have trespassed in any manner, nor shall Landlord's actions be construed to be a waiver or relinquishment of any of Landlord's right or remedies. In this event, the rents received on any such reletting shall be applied first to the expenses of reletting and collecting including, without limitation, all repossession costs, attorney's fees, court costs, unamortized broker's commissions, alteration costs, and expenses of preparing the Premises for re-letting, and thereafter for payment of the rent and any other amounts payable to Tenant to Landlord. If the sum realized shall not be sufficient to pay such rent and other charges, Tenant agrees to pay Landlord within five (5) days after demand any such deficiency as it accrues. Landlord shall use its best efforts to mitigate its damages.

     27.3 In the event Landlord elects to re-enter or take possession of the Premises, Tenant agrees to quit and peaceably surrender the Premises to Landlord, and Landlord may enter upon and re-enter the Premises and possess and repossess itself thereof, by force, summary proceedings, ejectment or otherwise, and may dispossess and remove Tenant and may have, hold, and enjoy the Premises and the right to receive all rental income of and from the same. No such re-entry and taking possession by Landlord shall be construed as an election on Landlord's part to terminate or surrender this Lease unless Landlord gives notice to Tenant specifically terminating the Lease, unless a written notice of such intention is served on Tenant, notwithstanding the service of Demand for the Payment of Rent and Possession, and Landlord and Tenant expressly agree that the service of posting of such demand will not constitute an election on the part of the Landlord to terminate this Lease.

     27.4 If Landlord elects to terminate this Lease in accordance with the provisions herein, Landlord shall be entitled to recover as damages attorney's fees and costs, the cost of removing Tenant, all costs of refurbishing and repairing the Premises for reletting, all sums due Landlord by Tenant.

Landlord's Right to Cure Tenant's Default

     28.1 If Tenant shall default in the performance of any covenant or provision of this Lease to be performed on Tenant's part, Landlord may, after fifteen (15) days written notice to Tenant, or without notice if in Landlord's opinion an emergency exists, perform the same for the account and at the expense of Tenant. If Landlord shall incur any expense, including reasonable attorneys' fees, in instituting, prosecuting, or defending any action of Tenant, Tenant shall reimburse Landlord for the amount of such expense with interest at the rate of eighteen percent (18%) per annum from the date of Landlord's advance or advances therefore. Should Tenant, pursuant to this Lease, become obligated to reimburse or otherwise pay Landlord one or more sums of money pursuant to this
Article 28, the amount thereof shall be paid by Tenant to Landlord within five
(5) days of Landlord's written demand therefore, and if Tenant fails to make such payment, such failure shall be deemed an event as set forth in Article 26 hereof. The provisions hereof shall neither impose a duty on Landlord nor excuse any failure on Tenant's part to perform or observe any covenant or condition in this Lease contained on Tenant's part to be performed or observed.

Assignment and Sublease

     29.1 Tenant shall not voluntarily or by operation of law assign, license, transfer, mortgage or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises and shall not sublet or license all or any part of the Premises, without the prior written consent of Landlord in each instance, and any attempted assignment, sale, transfer, mortgage, encumbrance or subletting without such consent, which shall not be unreasonably withheld, shall be wholly void. The Tenant's rights, duties and obligations under this Lease may not be assigned or delegated, nor may the Leased Premises be sublet during the term of this Lease without the prior written consent of the Landlord to such assignment, delegation or subletting; provided, however, that such consent shall not be unreasonably withheld by the Landlord if such assignment, delegation or subletting shall be to a financially responsible assignee, delegatee or sublessee with proven business expertise and of a profession substantially similar to that of existing tenants. If Landlord shall consent to a subletting, the difference, if any, between the Base Rent and Additional Rent as stated herein and the rent paid by the person subletting the Premises shall be split between the Tenant and Landlord with the Landlord receiving one-half, in advance, monthly during the remaining term or options of the Lease. Notwithstanding the above, Landlord consents to assignment of the lease to a corporation or other entity in which Tenant holds at least a fifty-one percent (51%) ownership interest.

     29.2 No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay the Base Rent and Additional Rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any subletting, assignment, or other transfer. Consent to one assignment, subletting or other transfer shall not be deemed to constitute consent to any subsequent assignment, subletting or other transfer.

Subordination, Estoppel Letter and Attornment

     30.1 This Lease is subject and subordinate to all first mortgages or first deeds of trust which now or hereafter may affect the Premises or the Building, and Tenant shall execute and deliver upon demand of Landlord any and all instruments subordinating this Lease, in the manner requested by Landlord, to any new or existing mortgage or deed of trust. In the event that Tenant's interest is subordinated, said mortgagee shall agree that it shall not disturb Tenant's possession, provided that Tenant is not in default under the terms and conditions of this Lease. Further, Tenant shall at any time and from time to time, upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect) and the dates to which rent and other charges are paid in advance, if any, and acknowledging that there are not, to the Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults, if any are claimed, or acknowledging to any mortgagee that Tenant will not modify or amend this Lease without consent of such mortgagee, and certifying as to such other matters Landlord may reasonably request.

     30.2 In the event that Landlord or its principal sells, conveys, transfers or grants the Building or the Premises to any person, firm, corporation, company, or entity during the term hereby demised, Tenant agrees to attorn to such new owner and Landlord and its principal shall be released from performance hereunder.

Quiet Enjoyment

     31.1 So long as the Tenant shall observe and perform those covenants and agreements binding on it hereunder, the Tenant shall, at all times during the term herein granted, peacefully and quietly have and enjoy possession of the Premises without any encumbrance or hindrance by, from, or through Landlord.

Holding Over

     32.1 Unless otherwise agreed to in writing by Landlord and Tenant, if Tenant retains possession of the Premises or any part thereof after the termination of the term, such holding over shall be deemed to be tenancy from month-to-month at a monthly rental equal to one hundred and twenty percent (120%) of the monthly installment of base rent due under the terms of the Lease from the month next preceding the commencement of the holdover period, and Tenant shall remain liable for all other payments provided for hereunder, and such holding over shall be subject to all of the other terms and conditions of the Lease. In addition to rent, Tenant agrees to pay the Landlord for all damages, consequential as well as direct, sustained by Landlord resulting or arising from Tenant's possession. No such holding over shall be deemed to constitute a renewal or extension of the term of the Lease.

Notices

     33.1 Any notice required or permitted hereunder or which any party elects to give shall be in writing and delivered either personally to the other party or the other party's authorized agent set forth below (or as changed by written notice), or by depositing such notice in the United States Certified Mail, Return Receipt Requested, postage fully prepaid, to the person at the address set forth below, or to such other address as either party may later designate in writing:

Landlord: Executive Tower of Colorado Springs, LLC
          c/o The Equity Group
          90 South Cascade Avenue, Suite 1500
          Colorado Springs, CO 80903

Tenant:   Cheap Tickets, Inc.
          1440 Kapiolani Boulevard, Suite 800
          Honolulu, Hawaii 96814

Definition of Landlord

     34.1 The term "Landlord" as used in this Lease, so far as covenants or agreements on the part of the Landlord are concerned, shall be limited to mean and include only the owner or owners of the Landlord's interest in this Lease at the time in question, and in the event of any transfer or transfers of such interest, the Landlord herein named (and in case of any subsequent transfer, then transferor) shall be automatically freed and relieved from and after the date of such transfer of all liability as respects the performance of any convenants or agreements on the part of the Landlord contained in this Lease thereafter to be performed and provided Landlord is not in default hereunder, and provided transferee assumes in writing Landlord's obligations under this Lease.

Waiver

     35.1 No waiver or any breach of any one of the agreements, terms, conditions, or convenants of this Lease by Landlord or Tenant shall be deemed to imply or constitute a waiver of any other agreement, term, condition, or covenant of this Lease. The failure of either party to insist on strict performance of any agreement, term, condition, or covenant, herein set forth, shall not constitute or be construed as a waiver of the rights of either or of the other thereafter to enforce any other default of such agreement, term, condition, or covenant; neither shall such failure to insist upon strict performance be deemed sufficient grounds to enable either party hereto to forego or subvert or otherwise disregard any other agreement, term, condition, or covenant of the Lease.

Successor

     36.1 All of the agreements, terms, conditions, and covenants set forth in this Lease shall inure to the benefit of and be binding upon the heirs, legal representatives, successors, executors, and assigns of the parties, except that no assignment or subletting by Tenant in violation of the provisions of this Lease shall vest any rights in the assignee or in the sublessee.

Corporate Resolution

     37.1 If a corporation executes this Lease as a Tenant, Tenant shall promptly provide Landlord with certified corporate resolutions attesting to the authority of the of ficers to execute this Lease on behalf of such corporation.

Enforcement of Lease - Attorney's Fees

     38.1 In the event that either Landlord or Tenant commences any action for the enforcement of or arising out of a breach of the terms or this Lease, then the party who is awarded judgment in such action shall be awarded, in addition to any other award made thereof, an amount to be fixed by the Court for court costs and reasonable attorney's fees.

Invalidity of Particular Provisions

     39.1 If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule, decision, or regulation of any governmental body or entity, the intention of the parties hereto is that the remaining parts or provisions of this Lease shall not be affected thereby.

Article Headings

     40.1 The article headings throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction, or meanings of the provisions of this Lease.

Governing Law

     41.1 This Lease shall be deemed to have been made and shall be construed in accordance with the laws of the State of Colorado.

Time

     42.1 Time is of the essence hereof, and each party shall perform its obligations and conditions hereunder within the time hereby required.

Recording of Lease

     43.1 This Lease shall not be recorded by either Landlord or Tenant without prior written consent of the other.

First Right of Refusal

     44.1 Tenant shall have the first right of refusal to expand into any space on the eighth floor of the Building which becomes available during the term of this Lease.

     44.2 Tenant shall have use of the eighth floor computer room at no charge for as long as Western Pacific Airlines leases said space. Upon Western Pacific Airlines' vacating the eighth floor, Landlord and Tenant shall execute an addendum to this Lease whereby Tenant shall pay Landlord for all areas used directly or indirectly on said eighth floor at a rental rate equivalent to the rate per square foot Tenant is paying for lease of the seventh floor. Landlord at Landlord's expense shall make the computer room accessible from the common area.

Early Termination

     45.1 Tenant shall have a one time option to terminate the Lease after six
(6) months. Within the first six (6) months of the lease Tenant shall give Landlord at least thirty (30) days written notice of Tenant's intent to terminate this Lease as provided for herein and Tenant shall deliver up possession of the Premises to Landlord in accordance with such notice of termination. In event Tenant fails to provide Landlord with said written notice within the first six months of the Lease, this early termination option shall no longer apply and Tenant shall be obligated for the remaining term of the Lease.

Training Space

     46.1 Landlord shall provide, subject to availability, Tenant with adequate training space within the Building at a rental rate equivalent to Tenant's existing rental rate on the Demised Premises. All furniture, fixtures and equipment incidental to and required in said training space shall be provided by Tenant.

Exculpation

     47.1 Notwithstanding anything to the contrary contained herein, Landlord's liability under this Lease shall be limited strictly to its interest in the Building.

Rules and Regulations

     48.1 Tenant agrees that Tenant, Tenant's employees and agents or any others permitted by Tenant to occupy or enter the Premises shall abide by the rules and regulations attached hereto as Exhibit "B" and made a part hereof. Landlord shall have the right to amend, modify, or change in any way the rules and regulations provided that said amendments are not inconsistent with the terms of this Lease, and Tenant agrees to comply with all such rules and regulations upon notice from Landlord thereof. A breach of any of such rules or regulations shall be deemed a default under the Lease and Landlord shall have all remedies as set forth in Article 27.

Parking

     49.1 Tenant and its employees and invitees shall have the non-exclusive privilege to use non-reserved parking spaces in common with other tenants of Landlord. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate specific parking spaces among Tenant and other tenants of the Building and to take any other steps necessary to correct such condition.

Signs

     50.1 Tenant shall not install any signs, window lettering or other advertisement in, upon or around the Premises without the prior written approval of Landlord which shall not be unreasonably withheld. Landlord shall have absolute discretion in approving or disapproving any proposed sign.

     50.2 Landlord shall provide and install, at Tenant's cost, all letters or numerals on doors in the Premises; all such letters and numerals shall be in the Building's standard graphics, and no other shall be used or permitted on the Premises without Landlord's express written approval.

     50.3 Tenant at Tenant's expense shall be listed on the building lobby directory. Tenant shall also be permitted to install, at Tenant's expense, a building standard sign outside Tenant's entry door.

     50.4 No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside or inside of the Building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Landlord cover or otherwise sunscreen any window. Said consents shall not be unreasonably withheld.

     50.5 All signage shall be subject to City sign ordinances.

Brokers

     51.1 Tenant represents and warrants that it has only dealt with Equity Realty & Investment Company, Inc. as broker/agent in connection with this transaction and that no broker, agent or other person brought this transaction other than Equity Realty & Investment Company,

Inc. and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any broker, agent, or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this Leasing transaction. Equity Realty & Investment Company, Inc. represents the Landlord in this transaction. The provisions of this Article shall survive the termination of the Lease.

Entire Agreement

     52.1 This Lease constitutes the entire agreement of the parties hereto. No representations, promises, terms, conditions, obligations or warranties whatsoever referring to the subject matters hereof, other than those expressly set forth herein, shall be of any binding legal force or effect whatsoever. No modification, change, or alteration of this Lease shall have legal force or effect whatsoever unless in writing, signed by all parties hereto.

Attachments

     Exhibit A - Floor Plan
     Exhibit B - Rules and Regulations
     Exhibit C - Tenant Finish Specifications

     IN WITNESS WHEREOF, the Parties hereto execute this Lease the day and year first above written.

                         LANDLORD: Executive Tower of Colorado Springs, LLC


                         By:   /s/  Danny Mientka
                              -----------------------------------------------
                                  Danny Mientka
                                  Agent for Landlord


                         TENANT: Cheap Tickets, Inc.


                         By:   /s/  Michael J. Hartley
                              -----------------------------------------------
                                  Michael J. Hartley

                         Title:   President & Chief Operating Officer
                                  -------------------------------------------

                                  EXHIBIT "A"

                                  FLOOR PLAN
                         Lease Dated March 31st, 1998
              LANDLORD:  Executive Tower of Colorado Springs, LLC
                         TENANT:  Cheap Tickets, Inc.


       LANDLORD'S ADDRESS:                c/o The Equity Group
                                          90 South Cascade Avenue, Suite 1500
                                          Colorado Springs, CO 80903


       TENANT'S ADDRESS:                  2864 South Circle Drive, Suite 700
                                          Colorado Springs, CO 80906



[Diagram Description: The floor plan of the 7th floor of Executive Tower at 2864 South Circle Drive, Colorado Springs, Colorado]

                                  EXHIBIT "B"

                             RULES AND REGULATIONS
                         Lease Dated March 31st, 1998
              LANDLORD:  Executive Tower of Colorado Springs, LLC
                         TENANT:  Cheap Tickets, Inc.

     The rules and regulations set forth in this Exhibit shall be and hereby are made a part of the Lease to which they are attached. Whenever the term "Tenant" is used in these rules and regulations, it shall be deemed to include Tenant, its employees or agents, and any other persons permitted by Tenant to occupy or enter the Building. The following rules and regulations may from time to time be modified by Landlord in the manner set forth in Article 46 of the Lease.

1. OBSTRUCTION. The sidewalks, entries, passages, corridors, halls, lobbies, stairways, elevators and other common facilities of the Building shall be controlled by Landlord and shall not be obstructed by Tenant or used for any purpose other than ingress or egress to and from the Premises. Tenant shall not place any item in any of such locations, whether or not any such item constitutes an obstruction, without the prior written consent of Landlord. Landlord shall have the right to remove any obstruction or any such item without notice to Tenant and at the expense of Tenant.

2. ORDINARY BUSINESS HOURS. The ordinary business hours of the Building shall be from 8:00 A.M. to 5:00 P.M., Monday through Friday of each week, excluding the legal holidays of New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Tenant shall have access to the Building 24 hours per day, 365 days per year.

3. DELIVERIES. Tenant shall insure that all deliveries of supplies to the Premises shall be made only upon the elevator designated by Landlord for deliveries and only during the ordinary business hours of the Building. If any person delivering supplies to Tenant damages the elevator or any other part of the Building, Tenant shall pay to Landlord upon demand the amount required to repair such damage.

4. MOVING. Furniture and equipment shall be moved in or out of the Building only upon prior notice to and with the written approval of Landlord and only upon the elevator designated by Landlord for deliveries and then only during such hours and in such manner as may be prescribed by Landlord. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant (said approval shall not be unreasonably withheld) and Tenant shall cause such movers to use only the loading facilities and elevator designated by Landlord. If Tenant's movers damage the elevator or any other part of the Building, Tenant shall pay to Landlord upon demand the amount required to repair such damage.

5. HEAVY ARTICLES. No safe or article, the weight of which may, in the reasonable opinion of Landlord, constitute a hazard or damage to the Building or its equipment, shall be moved into the Premises. Safes and other heavy equipment, the weight of which will not constitute a hazard or damage the Building or its equipment shall be moved into, from or about the Building only upon prior notice to and with the written approval of Landlord and only during such hours and in such manner as shall be prescribed by Landlord, and Landlord shall have the right to designate the location of such articles in the Premises.

6. NUISANCE. Tenant shall not do or permit anything to be done on the Premises or in the Building or bring or keep anything therein which would in anyway constitute a nuisance or waste, or obstruct or interfere with the rights of other tenants of the Building, or in anyway injure or annoy them, or conflict with the laws relating to fire, or with any regulations of the fire department, or with any insurance policy upon the Building or any part thereof, or conflict with any of the laws, codes, rules or ordinances of any governmental authority having jurisdiction over the Building.

7. BUILDING SECURITY. Landlord may restrict access to and from the Premises and the Building outside the ordinary business hours of the Building for reasons of building security. Landlord may require identification of persons entering and leaving the Building and, for this purpose, may issue building passes to tenants of the Building.

8. PASS KEY. The Building Manager may at all times keep a pass key to the Premises, and he and other agents of the Landlord shall at all times be allowed admittance to the Premises.

9. LOCKS AND KEYS FOR PREMISES. No additional lock or locks shall be placed by Tenant on any door in the Building and no existing lock shall be changed unless written consent of Landlord shall first have been obtained. A reasonable number of keys to the Premises, the Building, and the toilet rooms locked by Landlord will be furnished by Landlord, and Tenant shall not have any duplicate keys made. At the termination of this tenancy Tenant shall promptly return to Landlord all keys to offices, Building and toilet rooms.

10. USE OF WATER FIXTURES. Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended, and any damage resulting to the same from misuse on the part of the Tenant or its guests or employees shall be paid for by Tenant. No person shall waste water in any manner.

11. NO ANIMALS; EXCESSIVE NOISE. With the exception of seeing eye dogs for the blind, no animals shall be allowed in the offices, halls, corridors and elevators of the Building. No person shall disturb the occupants of this or adjoining buildings or space by the use of any radio or musical instrument or by the making of loud or improper noises.

12. BICYCLES. Bicycles or other vehicles shall not be permitted anywhere inside or on the sidewalks outside of the Building, except in those areas designated by Landlord for bicycle parking.

13. TRASH. Tenant shall not allow anything to be placed on the outside of the Building, nor shall anything be thrown by Tenant out of the windows or doors, or down the corridors, elevator shafts, or ventilating ducts or shafts of the Building. All trash shall be placed in receptacles provided by Tenant on the Premises or in any receptacles provided by Landlord for the Building.

14. WINDOWS. No window shades, blinds, screens or draperies will be attached or detached by Tenant and no awnings shall be placed over the windows without Landlord's prior written consent. Tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtains, draperies and linings at all windows and hallways so that the Building will present a uniform exterior appearance. Tenant will use its best efforts to have all curtains, draperies and blinds closed at the end of each day in order to help conserve energy. Except in case of fire or other emergency, Tenant shall not open any outside window because the opening of windows interferes with the proper function of the Building heating and air conditioning systems.

15. HAZARDOUS OPERATIONS AND ITEMS. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises without Landlord's prior written consent, which consent may be withheld in Landlord's absolute discretion. The use of oil, gasoline, noxious gas, inflammable or combustible liquids or material for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building. Tenant shall not use any method of heating, cooling, or air conditioning of the Premises other than that supplied by Landlord.

16. HOURS FOR REPAIRS, MAINTENANCE AND ALTERATIONS. Any repairs, maintenance and alterations required or permitted to be done by Tenant under the Lease shall be done only during the ordinary business hours of the Building unless Landlord shall have first consented in writing to such work being done outside of such times. If Tenant desires to have such work done by Landlord's employees on Saturday, Sundays, holidays or weekdays outside of ordinary business hours, Tenant shall pay the extra cost of such labor.

17. NO DEFACING OF PREMISES. Except as permitted by Landlord, Tenant shall not mark upon, paint signs upon, cut, drill, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises of the Building, and defacement, damage or injury caused by Tenant shall be paid for by Tenant.

18. CHAIR PADS. During the entire term of the Lease, Tenant shall, at its expense, install and maintain under all chairs a chair pad or carpet casters to protect the carpeting.

19. SOLICITATION, FOOD AND BEVERAGES. Landlord reserves the right to restrict, control or prohibit canvassing, soliciting and peddling within the Building. Tenant shall not grant any concession, licenses or permission for the sale or taking of orders for food, beverages, services or merchandise in the Building, nor install nor permit the installation or use of any machine or equipment for dispensing food, beverages, services or merchandise, nor permit the preparation, serving, distribution or delivery of food, beverages, services or merchandise without the written approval of Landlord and in compliance with arrangements prescribed by Landlord. No cooking shall be done or permitted by any tenant in the Building.

20. UNDESIRABLE OCCUPANTS. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

21. ELECTRICIANS. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the written consent of the Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the written approval of Landlord (said approval shall not be unreasonably withheld).

22. LANDLORD CONTROL OF PUBLIC AREAS. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

23. AFFIXED OBJECTS. Landlord shall approve in writing the method of attachment of any objects affixed to walls, ceilings, or doors.

24. SMOKING. No smoking is permitted in any portion of the Building, including, but not limited to restrooms, hallways, elevators, break rooms, tenants space, lobby and corridors. Smoking is only permitted outside the north rear door of the Building.

25. ALTERATIONS AND/OR ADDITIONS. All contractors hired by Tenant to perform alterations, additions, or repairs to the Premises must be licensed and insured and a copy of the Insurance Certificates must be provided to the Landlord before any work commences. The following copies are required for all contractors and sub-contractors:
     a.  License of each trade.
     b.  Liability Insurance
     c.  Lien Waivers
     d.  Workmen's Compensation
     e.  Building permit from proper authorities
     f.  All other information and or copies required by Landlord.

Landlord has the sole responsibility of approving all alterations, additions, and/or repairs and the selection of carpet (including quality and color), paint (including quality and color), doors, door hardware, light fixtures and any other changes to Landlord's property.

END OF EXHIBIT "B"

                                  EXHIBIT "C"

                         TENANT FINISH SPECIFICATIONS
                         Lease Dated March 31st, 1998
              LANDLORD: Executive Tower of Colorado Springs, LLC
                          TENANT: Cheap Tickets, Inc.

I. Landlord shall provide Tenant Improvements based upon a scaled floor plan design which shall be mutually agreed upon between Landlord and Tenant. Tenant Finish Specifications are to be as follows:

     A.  Patch and repair walls as needed for paint;

     B.  Paint 100% of the Demised Premises;

     C.  Change all light shields;

     D.  Relamp all light bulbs;

     E.  Replace all windows with broken seals;

     F.  Clean 100% of carpeted areas;

     G.  Rekey the Premises;

     H. General cleaning of kitchen to include striping and waxing of all VCT flooring.

II. Tenant, at Tenant's expense, shall provide all other Tenant Improvements and required labor and materials.

                               ADDENDUM TO LEASE


     Addendum to Lease dated this 31st day of March, 1998, by and between Executive Tower of Colorado Springs, LLC ("Landlord"), and Cheap Tickets, Inc. ("Tenant").

     WHEREAS, Landlord and Tenant have entered into a Lease of even date;

     WHEREAS, the parties wish to add paragraph 11.3 to said Lease.

     NOW, THEREFORE, based on good and valuable consideration and the mutual covenants contained in this Addendum to Lease, the parties agree as follows:

     1.   The Lease shall be amended to add paragraph 11.3 to read as follows:

     "11.3. Landlord acknowledges Tenant operates seven (7) days a week with hours which exceed the ordinary business hours of the Building. Tenant shall not be accessed additional energy or service charges because of its days and hours of operation."

     2. All other provisions of the Lease shall remain in full force and effect.


          LANDLORD:  Executive Tower of Colorado Springs, LLC

          By:  /s/ Danny Mientka
                  ------------------------------------------
                Danny Mientka
                Agent for Landlord

          TENANT:  Cheap Tickets, Inc.

          By:  /s/  Michael J. Hartley
               ---------------------------------------------
                Michael J. Hartley

          TITLE:  President & Chief Operating Officer
                  ------------------------------------------

                                    ADDENDUM
                                    --------


     This Agreement dated this 29th day of May, 1998, by and between Executive Tower of Colorado Springs, LLC (the "Landlord") and Cheap Tickets, Inc. (the "Tenant");

     WHEREAS, the parties hereto did enter into a certain Lease Agreement under the date of March 31, 1998 (the "Lease"), relating to certain office space known as 2864 South Circle Drive, Suite 700, Colorado Springs, Colorado 80906; and

     WHEREAS, Tenant desires to lease additional space within the Building for purpose of Storage;

     NOW THEREFORE, the parties hereby agree to modify the Lease as follows:

1. Commencing May 1, 1998, and continuing on a month to month basis for an indefinite period of time hereafter, Tenant shall lease approximately 725 rentable square feet (630 usable square feet) of space known as Suite 430 for Storage.

2. Either party may terminate Tenant's lease of said space by delivery to the other party of thirty (30) days written notice of intent to terminate at which time Tenant shall deliver up possession of the Premises to Landlord in accordance with such notice of termination.

3. In consideration for the aforementioned additional space, Tenant shall pay to Landlord, commencing May 1, 1998, Monthly Base Rent of $120.83.

4. In addition to Base Rent, Tenant shall pay monthly estimates of Common Area Costs based upon the current estimated rate of $4.30 per square foot.

5. All other terms and conditions of said Lease shall continue in full force and effect.


LANDLORD:                              TENANT:
Executive Tower of                     Cheap Tickets, Inc.
Colorado Springs, LLC


By:   /s/  Danny Mientka               By:   /s/  Joan W. Gillett
     -----------------------------          -------------------------------
     Danny Mientka
     Agent for Lanlord                 Title: Reservations Manager
                                              ------------------------------